Mortgage Loans Held for Sale and Warehouse Lines of Credit	12 Months Ended
Dec. 31, 2023
Mortgage Loans Held For Sale And Warehouse Agreement Borrowings [Abstract]
Mortgage Loans Held for Sale and Warehouse Lines of Credit
6. Mortgage Loans Held for Sale and Warehouse Lines of Credit
The Company has the following outstanding warehouse lines of credit:

			December 31,
(Amounts in thousands)	Maturity	Facility Size	2023	2022
Funding Facility 1 (1)	January 31, 2024	$100,000	$61,709	89,673
Funding Facility 2 (2)	August 4, 2023	—	—	9,845
Funding Facility 3 (3)	December 6, 2024	150,000	40,088	44,531
Funding Facility 4 (4)	August 2, 2024	175,000	24,421	—
Total warehouse lines of credit		$425,000	$126,218	$144,049
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(1)Interest charged under the facility is at the 30-day term SOFR plus 2.125%. Cash collateral deposit of $15.0 million is maintained. Subsequent to December 31, 2023, the Company extended the maturity to July 31, 2024.Interest charged under the facility was at the 30-day term SOFR plus 1.77%. Funding Facility 2 matured on August 4, 2023 and the Company did not extend beyond maturity. Prior to maturity, the size of the facility was $150.0 million.Interest charged under the facility is at the 30-day term SOFR plus 2.10%-2.25%. Cash collateral deposit of $3.8 million was maintained and included in restricted cash. Interest charged under the facility is at the 30-day term SOFR plus 1.75% - 3.75%. There is no cash collateral deposit maintained as of December 31, 2023.
The unpaid principal amounts of the Company’s LHFS are also pledged as collateral under the relevant warehouse funding facilities. The Company’s LHFS are summarized below by those pledged as collateral and those fully funded by the Company:

	December 31,
(Amounts in thousands)	2023	2022
Funding Facility 1	$63,483	$101,598
Funding Facility 2	—	10,218
Funding Facility 3	42,316	46,356
Funding Facility 4	26,894	—
Total LHFS pledged as collateral	132,693	158,172
Company-funded LHFS	12,386	136,599
Company-funded Home Equity Line of Credit	25,098	8,320
Total LHFS	170,177	303,091
Fair value adjustment	(27)	(54,265)
Total LHFS at fair value	$170,150	$248,826
Average days loans held for sale, other than Company-funded LHFS and Company-funded HELOC, for the years ended December 31, 2023 and 2022 were approximately 22 days and 18 days, respectively. This is defined as the average days between funding and sale for loans funded during each period. As of December 31, 2023 and 2022, the Company had an immaterial amount of loans either 90 days past due or non-performing.
In July 2023, the Company sold the majority of Company-funded LHFS in bulk to a single loan purchaser for a total sale price of $113.2 million. These Company funded LHFS were pledged as collateral under the Company’s 2023 Credit Facility (see Note 13) and as such of the total sale price, $98.4 million of cash was remitted directly to the Lender (as defined in Note 13) and $14.8 million of cash was remitted to the Company.
As of December 31, 2023 and 2022, the weighted average annualized interest rate for the warehouse lines of credit was 7.43% and 6.00%, respectively. The warehouse lines of credit contain certain restrictive covenants that require the Company to maintain certain minimum net worth, liquid assets, current ratios, liquidity ratios, leverage ratios, and earnings. In addition, these warehouse lines also require the Company to maintain compensating cash balances which aggregated to $18.8 million and $15.0 million as of December 31, 2023 and 2022, respectively, and are included in restricted cash on the accompanying consolidated balance sheets. The Company was in compliance with all financial covenants under the warehouse lines as of December 31, 2023 and 2022, respectively.